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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                            C&B Balanced Portfolio

                          Institutional Class Shares

                       Supplement dated August 31, 2001
                     to the Prospectus dated March 1, 2001

The Board of Directors of UAM Funds, Inc. has approved the liquidation of the C&B Balanced Portfolio. A special shareholder meeting has been called for October 19, 2001 to vote on approval of a Plan of Liquidation (the "Plan"). Shareholders of the C&B Balanced Portfolio, as well as potential investors, should be aware that once the Plan has been approved by the C&B Balanced Portfolio's shareholders, the assets of the Portfolio will be liquidated.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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